TWENTY-SECOND AMENDMENT TO
ETF DISTRIBUTION AGREEMENT

This twenty-second amendment (“Amendment”) to the ETF distribution agreement (the “Agreement”) dated as of September 30, 2021, between ETF Opportunities Trust (the “Trust”) and Foreside Fund Services, LLC (together with the Trust, the “Parties”) is made effective as of May 27, 2026.

WHEREAS, the Parties desire to amend the Agreement to replace Exhibit A.

WHEREAS, Section 8(b) of the Agreement requires that all amendments and modifications to the Agreement be in writing and executed by the Parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.Exhibit A of the Agreement is hereby deleted in its entirety and replaced by Exhibit A attached hereto.

3.Except as expressly amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect to the same extent as if fully set forth herein.

4.This Amendment shall be governed by, and the provisions of this Amendment shall be construed and interpreted under and in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers.

ETF OPPORTUNITIES TRUST    FORESIDE FUND SERVICES, LLC

By: /s/ David A. Bogaert	By: /s/ Terresa Cowan
David A. Bogaert, President	Teresa Cowan, President
Date: May 27, 2026	Date: May 27, 2026

EXHIBIT A

1.American Conservative Values ETF
2.American Conservative Values Small-Cap ETF
3.Applied Finance Valuation Large Cap ETF
4.Formidable ETF
5.Formidable Dividend and Income ETF
6.Formidable Fortress ETF
7.Kingsbarn Tactical Bond ETF
8.Kingsbarn Dividend Opportunity Fund
9.WealthTrust DBS Long Term Growth ETF
10.Cultivar ETF
11.Tuttle Capital 2X DBMF ETF
12.T-Rex 2X Long Tesla Daily Target ETF
13.T-Rex 2X Inverse Tesla Daily Target ETF
14.T-Rex 2X Long NVIDIA Daily Target ETF
15.T-Rex 2X Inverse NVIDIA Daily Target ETF
16.REX FANG & Innovation Equity Premium Income ETF
17.Tuttle Capital Daily 2X Inverse Regional Banks ETF
18.Tuttle Capital Daily 2X Long AI ETF
19.Tuttle Capital Daily 2X Inverse AI ETF
20.Brendan Wood TopGun ETF
21.IDX Dynamic Innovation ETF
22.IDX Dynamic Fixed Income ETF
23.T-Rex 2x Long Apple Daily Target ETF
24.T-Rex 2x Inverse Apple Daily Target ETF
25.T-Rex 2x Long Alphabet Daily Target ETF
26.T-Rex 2x Inverse Alphabet Daily Target ETF
27.T-Rex 2x Long Microsoft Daily Target ETF
28.T-Rex 2x Inverse Microsoft Daily Target ETF
29.TappAlpha S&P 500 Growth & Daily Income ETF
30.TappAlpha Innovation 100 Growth & Daily Income ETF
31.REX AI Equity Premium Income ETF
32.Tuttle Capital Shareholders First Index ETF
33.SMI 3Fourteen Full-Cycle Trend ETF
34.Tuttle Capital Congressional Trading ETF
35.T-Rex 2x Long GME Daily Target ETF
36.T-Rex 2x Long HOOD Daily Target ETF
37.T-Rex 2x Long DJT Daily Target ETF
38.T-Rex 2x Long MARA Daily Target ETF
39.T-Rex 2x Inverse MARA Daily Target ETF
40.T-Rex 2x Inverse RBLX Daily Target ETF
41.T-Rex 2x Inverse PLTR Daily Target ETF
42.T-Rex 2x Long SHOP Daily Target ETF
43.T-Rex 2x Inverse SHOP Daily Target ETF
44.T-Rex 2x Long XXI Daily Target ETF
45.T-Rex 2x Inverse AMD Daily Target ETF
46.T-Rex 2x Long NFLX Daily Target ETF
47.T-Rex 2x Inverse NFLX Daily Target ETF

48.T-Rex 2x Long CRWV Daily Target ETF
49.T-Rex 2x Inverse BA Daily Target ETF
50.T-Rex 2x Long SNOW Daily Target ETF
51.T-Rex 2x Inverse SNOW Daily Target ETF
52.T-Rex 2x Long AVGO Daily Target ETF
53.T-Rex 2x Inverse AVGO Daily Target ETF
54.T-Rex 2x Long PANW Daily Target ETF
55.T-Rex 2x Inverse PANW Daily Target ETF
56.T-Rex 2x Long SMR Daily Target ETF
57.T-Rex 2x Inverse COIN Daily Target ETF
58.T-Rex 2x Long TSM Daily Target ETF
59.T-Rex 2x Inverse TSM Daily Target ETF
60.T-Rex 2x Long XYZ Daily Target ETF
61.T-Rex 2x Inverse XYZ Daily Target ETF
62.T-Rex 2x Long CRCL Daily Target ETF
63.T-Rex 2x Long MSTR Daily Target ETF
64.T-Rex 2x Inverse MSTR Daily Target ETF
65.Brookmont Catastrophic Bond ETF
66.REX Crypto Equity Premium Income ETF
67.SMI 3Fourteen Real Asset Allocation ETF
68.Tuttle Capital AAPL 0DTE Covered Call ETF
69.Tuttle Capital GOOG 0DTE Covered Call ETF
70.Tuttle Capital META 0DTE Covered Call ETF
71.Tuttle Capital TSLA 0DTE Covered Call ETF
72.Tuttle Capital NVDA 0DTE Covered Call ETF
73.Tuttle Capital AMZN 0DTE Covered Call ETF
74.Tuttle Capital MSFT 0DTE Covered Call ETF
75.Tuttle Capital COIN 0DTE Covered Call ETF
76.Tuttle Capital Bitcoin 0DTE Covered Call ETF
77.Opportunistic Trader ETF
78.REX-OspreyTM TRUMP ETF
79.REX-OspreyTM ETH + Staking ETF
80.REX-OspreyTM BTC ETF
81.REX-OspreyTM SOL + Staking ETF
82.REX-OspreyTM XRP ETF
83.REX-OspreyTM BONK ETF
84.REX-OspreyTM DOGE ETF
85.T-REX 2X Long Trump Daily Target ETF
86.T-REX 2X Long LTC Daily Target ETF
87.T-REX 2X Long DOGE Daily Target ETF
88.T-REX 2X Long Bonk Daily Target ETF
89.T-REX 2X Long BNB Daily Target ETF
90.T-REX 2X Long ADA Daily Target ETF
91.T-REX 2X Long LINK Daily Target ETF
92.T-REX 2X Long SUI Daily Target ETF
93.Tuttle Capital Quantum Computing AI Powered ETF
94.Tuttle Capital Quantum Computing AI Powered Covered Call ETF
95.Tuttle Capital UFO Disclosure AI Powered ETF
96.Tuttle Capital Drone Industry AI Powered ETF

97.Tuttle Capital AI in Healthcare ETF
98.Tuttle Capital AI Power Generation ETF
99.Tuttle Capital Agentic AI ETF
100.Tuttle Capital DeepSeek Global AI Innovation ETF
101.Tuttle Capital No Bleed Tail Risk ETF
102.Hedgeye Quality Growth ETF
103.Hedgeye Capital Allocation ETF
104.OTG Latin America ETF
105.Golden Eagle Dynamic Hypergrowth ETF
106.T-REX 2X Long BYDDY Daily Target ETF
107.T-REX 2X Long AVAV Daily Target ETF
108.T-REX 2X Long AFRM Daily Target ETF
109.T-REX 2X Long ACHR Daily Target ETF
110.T-REX 2X Long AUR Daily Target ETF
111.T-REX 2X Long B Daily Target ETF
112.T-REX 2X Long BBAI Daily Target ETF
113.T-REX 2X Long CVNA Daily Target ETF
114.T-REX 2X Long CEG Daily Target ETF
115.T-REX 2X Long DDOG Daily Target ETF
116.T-REX 2X Long WGS Daily Target ETF
117.T-REX 2X Long DNA Daily Target ETF
118.T-REX 2X Long KTOS Daily Target ETF
119.T-REX 2X Long OKLO Daily Target ETF
120.T-REX 2X Long QUBT Daily Target ETF
121.T-REX 2X Long RXRX Daily Target ETF
122.T-REX 2X Long TEM Daily Target ETF
123.T-REX 2X Long TTD Daily Target ETF
124.T-REX 2X Long UPST Daily Target ETF
125.T-REX 2X Long SOUN Daily Target ETF
126.T-REX 2X Long GLXY Daily Target ETF
127.T-REX 2X Long DUOL Daily Target ETF
128.T-REX 2X Long GEV Daily Target ETF
129.T-REX 2X Long HHH Daily Target ETF
130.Tuttle Capital 1X Daily Inverse Volatility ETF
131.Tuttle Capital 2X Daily Inverse Volatility ETF
132.IDX Alternative FIAT ETF
133.Applied Finance IVS US SMID ETF
134.Applied Finance IVS International Large ETF
135.Applied Finance IVS International SMID ETF
136.AQE Core Equity ETF
137.Hedgeye 130/30 Equity ETF
138.Hedgeye Fourth Turning ETF
139.HCM Large Cap Growth ETF
140.HCM Large Cap Value ETF
141.Brookmont Dividend Growth ETF
142.T-REX 2X Long TRON Daily Target ETF
143.T-REX 2X Long BRR Daily Target ETF
144.T-REX 2X Long LMND Daily Target ETF

145.T-REX 2X Long OSCR Daily Target ETF
146.T-REX 2X Long OUST Daily Target ETF
147.T-REX 2X Long SPOT Daily Target ETF
148.T-REX 2X Long SYM Daily Target ETF
149.T-REX 2X Long RDW Daily Target ETF
150.T-REX 2X Long UNH Daily Target ETF
151.T-REX 2X Long VOYG Daily Target ETF
152.T-REX 2X Long ETOR Daily Target ETF
153.T-REX 2X Long CHYM Daily Target ETF
154.T-REX 2X Long BMNR Daily Target ETF
155.T-REX 2X Long APLD Daily Target ETF
156.T-REX 2X Inverse CRWV Daily Target ETF
157.T-REX 2X Inverse CRCL Daily Target ETF
158.T-REX 2X Long FIG Daily Target ETF
159.T-REX 2X Long SBET Daily Target ETF
160.T-REX 2X Inverse FIG Daily Target ETF
161.T-REX 2X Long FLY Daily Target ETF
162.T-REX 2X Inverse FLY Daily Target ETF
163.T-REX 2X Long STUB Daily Target ETF
164.T-REX 2X Long MP Daily Target ETF
165.T-REX 2X Long SRPT Daily Target ETF
166.T-REX 2X Long CIFR Daily Target ETF
167.T-REX 2X Long ASTS Daily Target ETF
168.T-REX 2X Long BTBT Daily Target ETF
169.T-REX 2X Long WULF Daily Target ETF
170.T-REX 2X Long QS Daily Target ETF
171.T-REX 2X Long BLSH Daily Target ETF
172.T-REX 2X Inverse BLSH Daily Target ETF
173.Tuttle Capital Government Grift ETF
174.Tuttle Capital Quantum Computing Covered Call ETF
175.Tuttle Capital Drone Covered Call ETF
176.Tuttle Capital Space Industry Covered Call ETF
177.Tuttle Capital AI Infrastructure Covered Call ETF
178.Tuttle Capital Nuclear Power Covered Call ETF
179.Tuttle Capital AI Emerging Leaders Covered Call ETF
180.Tuttle Capital Crypto Treasury Covered Call ETF
181.Tuttle Capital AI Healthcare Covered Call ETF
182.Tuttle Capital Agentic AI Covered Call ETF
183.Tuttle Capital Emerging Markets AI Covered Call ETF
184.Tuttle Capital Robotics Covered Call ETF
185.Tuttle Capital 2X Quantum Computing ETF
186.Tuttle Capital 2X Drone ETF
187.Tuttle Capital 2X Space Industry ETF
188.Tuttle Capital 2X AI Infrastructure ETF
189.Tuttle Capital 2X Nuclear Power ETF

190.Tuttle Capital 2X Crypto Treasury ETF
191.Tuttle Capital 2X AI Healthcare ETF
192.Tuttle Capital 2X Agentic AI ETF
193.Tuttle Capital 2X Emerging Markets AI ETF
194.Tuttle Capital 2X Robotics ETF
195.Tuttle Capital Stablecoin Industry Covered Call ETF
196.Tuttle Capital 2X Stablecoin Industry ETF
197.Tuttle Capital Stablecoin Industry Index ETF
198.Tuttle Capital MicroStrategy Income Blast ETF
199.Tuttle Capital NVIDIA Income Blast ETF
200.Tuttle Capital Coinbase Income Blast ETF
201.Tuttle Capital Tesla Income Blast ETF
202.Tuttle Capital Bitcoin Income Blast ETF
203.Tuttle Capital Magnificent 7 Income Blast ETF
204.Tuttle Capital Palantir Income Blast ETF
205.Tuttle Capital Meme Stock Income Blast ETF
206.Tuttle Capital Ethereum Income Blast ETF
207.Tuttle Capital Quantum Computing Income Blast ETF
208.Tuttle Capital Drone Income Blast ETF
209.Tuttle Capital Space Industry Income Blast ETF
210.Tuttle Capital AI Infrastructure Income Blast ETF
211.Tuttle Capital Nuclear Power Income Blast ETF
212.Tuttle Capital AI Emerging Leaders Income Blast ETF
213.Tuttle Capital Crypto Treasury Income Blast ETF
214.Tuttle Capital AI Healthcare Income Blast ETF
215.Tuttle Capital Agentic AI Income Blast ETF
216.Tuttle Capital Emerging Markets AI Income Blast ETF
217.Tuttle Capital Robotics Income Blast ETF
218.Tuttle Capital HOOD Income Blast ETF
219.Tuttle Capital Ultra Income Blast ETF
220.Tuttle Capital SUI Income Blast ETF
221.Tuttle Capital Bonk Income Blast ETF
222.Tuttle Capital LTC Income Blast ETF
223.Tuttle Capital UFO Disclosure ETF
224.Tuttle Capital SOL Income Blast ETF
225.Tuttle Capital XRP Income Blast ETF
226.Tuttle Capital DOGE Income Blast ETF
227.Tuttle Capital ADA Income Blast ETF
228.Tuttle Capital LINK Income Blast ETF
229.Tuttle Capital BNB Income Blast ETF
230.Tuttle Capital AVAX Income Blast ETF
231.Tuttle Capital MSTR Crypto Blast ETF
232.Tuttle Capital TSLA Crypto Blast ETF
233.Tuttle Capital HOOD Crypto Blast ETF
234.Tuttle Capital COIN Crypto Blast ETF

235.Tuttle Capital NVDA Crypto Blast ETF
236.Tuttle Capital PLTR Crypto Blast ETF
237.T-REX 2X Long OPEN Daily Target ETF
238.T-REX 2X Long MBLY Daily Target ETF
239.T-REX 2X Long POOL Daily Target ETF
240.T-REX 2X Long ICLR Daily Target ETF
241.T-REX 2X Long TMUS Daily Target ETF
242.T-REX 2X Long VEEV Daily Target ETF
243.T-REX 2X Long IREN Daily Target ETF
244.T-REX 2X Long GTLS Daily Target ETF
245.T-REX 2X Long CLS Daily Target ETF
246.T-REX 2X Long PTON Daily Target ETF
247.T-REX 2X Long KSS Daily Target ETF
248.T-REX 2X Long DNUT Daily Target ETF
249.T-REX 2X Long GPRO Daily Target ETF
250.T-REX 2X Long CELH Daily Target ETF
251.T-REX 2X Long CHWY Daily Target ETF
252.T-REX 2X Long CAVA Daily Target ETF
253.T-REX 2X Long ICHR Daily Target ETF
254.T-REX 2X Long NVTS Daily Target ETF
255.T-REX 2X Long EOSE Daily Target ETF
256.T-REX 2X Long FRMM Daily Target ETF
257.T-REX 2X Long BNC Daily Target ETF
258.T-REX 2X Long LITS Daily Target ETF
259.T-REX 2X Long EMPD Daily Target ETF
260.T-REX 2X Long CANG Daily Target ETF
261.T-REX 2X Long BTDR Daily Target ETF
262.T-REX 2X Long CORZ Daily Target ETF
263.T-REX 2X Long KLAR Daily Target ETF
264.T-REX 2X Long ABTC Daily Target ETF
265.T-REX 2X Long ASST Daily Target ETF
266.T-REX 2X Long ETHM Daily Target ETF
267.T-REX 2X Long SUIG Daily Target ETF
268.T-REX 2X Long TONX Daily Target ETF
269.T-REX 2X Long DFDV Daily Target ETF
270.T-REX 2X Long FIGR Daily Target ETF
271.T-REX 2X Long FMCC Daily Target ETF
272.T-REX 2X Long FNMA Daily Target ETF
273.T-REX 2X Long FWDI Daily Target ETF
274.T-REX 2X Long ORBS Daily Target ETF
275.T-REX 2X Long VKTX Daily Target ETF
276.REX-OspreyTM BNB + Staking ETF
277.REX-OspreyTM TRX + Staking ETF
278.REX-OspreyTM ADA + Staking ETF
279.REX-OspreyTM LINK ETF

280.REX-OspreyTM HYPE + Staking ETF
281.REX-OspreyTM SUI + Staking ETF
282.REX-OspreyTM BCH ETF
283.REX-OspreyTM XLM ETF
284.REX-OspreyTM AVAX + Staking ETF
285.REX-OspreyTM HBAR ETF
286.REX-OspreyTM CRO + Staking ETF
287.REX-OspreyTM LTC ETF
288.REX-OspreyTM DOT + Staking ETF
289.REX-OspreyTM UNI ETF
290.REX-OspreyTM AAVE ETF
291.REX-OspreyTM ENA ETF
292.REX-OspreyTM OKB ETF
293.REX-OspreyTM TAO + Staking ETF
294.REX-OspreyTM NEAR + Staking ETF
295.REX-OspreyTM ATOM + Staking ETF
296.REX-OspreyTM SEI + Staking ETF
297.REX-OspreyTM INJ + Staking ETF
298.GSR Crypto StakingMax ETF
299.GSR Digital Asset Treasury Companies ETF
300.GSR Ethereum Staking Opportunity ETF
301.GSR Crypto Core3 ETF
302.GSR Ethereum YieldEdge ETF
303.Tuttle Capital Permanent Portfolio 2.0 ETF
304.T-REX 2X Long GRNY Daily Target ETF
305.T-REX 2X Long APH Daily Target ETF
306.T-REX 2X Long SLMT Daily Target ETF
307.T-REX 2X Long DEFT Daily Target ETF
308.T-REX 2X Long HIVE Daily Target ETF
309.T-REX 2X Long HOLO Daily Target ETF
310.T-REX 2X Long HSDT Daily Target ETF
311.T-REX 2X Long NAKA Daily Target ETF
312.T-REX 2X Long NXTT Daily Target ETF
313.T-REX 2X Long SRFM Daily Target ETF
314.T-REX 2X Long STSS Daily Target ETF
315.T-REX 2X Long UI Daily Target ETF
316.T-REX 2X Long AQMS Daily Target ETF
317.T-REX 2X Long AREC Daily Target ETF
318.T-REX 2X Long BLBX Daily Target ETF
319.T-REX 2X Inverse BMNR Daily Target ETF
320.T-REX 2X Long FTEL Daily Target ETF
321.T-REX 2X Long IDR Daily Target ETF
322.T-REX 2X Long ONDS Daily Target ETF
323.T-REX 2X Long PC Daily Target ETF
324.T-REX 2X Long PCH Daily Target ETF

325.T-REX 2X Long PGY Daily Target ETF
326.T-REX 2X Long PL Daily Target ETF
327.T-REX 2X Long TBH Daily Target ETF
328.T-REX 2X Long TMQ Daily Target ETF
329.T-REX 2X Long UEC Daily Target ETF
330.T-REX 2X Long USAR Daily Target ETF
331.T-REX 2X Long UUU Daily Target ETF
332.T-REX 2X Long ZIM Daily Target ETF
333.T-REX 2X Long ABAT Daily Target ETF
334.T-REX 2X Long ALB Daily Target ETF
335.T-REX 2X Long BTG Daily Target ETF
336.T-REX 2X Long BITF Daily Target ETF
337.T-REX 2X Long CRML Daily Target ETF
338.T-REX 2X Long DVLT Daily Target ETF
339.T-REX 2X Long ENVX Daily Target ETF
340.T-REX 2X Long GSIT Daily Target ETF
341.T-REX 2X Long LAC Daily Target ETF
342.T-REX 2X Long LAES Daily Target ETF
343.T-REX 2X Long LYSDY Daily Target ETF
344.T-REX 2X Long NAVN Daily Target ETF
345.T-REX 2X Long QSI Daily Target ETF
346.T-REX 2X Long HYPE Daily Target ETF
347.T-REX 2X Long INFQ Daily Target ETF
348.TSPY Lift ETF
349.TDAQ Lift ETF
350.T-REX 3X Long AAPL Daily Target ETF
351.T-REX 3X Long ALAB Daily Target ETF
352.T-REX 3X Long AMD Daily Target ETF
353.T-REX 3X Long AMNZ Daily Target ETF
354.T-REX 3X Long APP Daily Target ETF
355.T-REX 3X Long ARKK Daily Target ETF
356.T-REX 3X Long ASTS Daily Target ETF
357.T-REX 3X Long AVGO Daily Target ETF
358.T-REX 3X Long BABA Daily Target ETF
359.T-REX 3X Long BMNR Daily Target ETF
360.T-REX 3X Long BRKB Daily Target ETF
361.T-REX 3X Long COIN Daily Target ETF
362.T-REX 3X Long CRCL Daily Target ETF
363.T-REX 3X Long CRWD Daily Target ETF
364.T-REX 3X Long CRWV Daily Target ETF
365.T-REX 3X Long DJT Daily Target ETF
366.T-REX 3X Long ETHA Daily Target ETF
367.T-REX 3X Long GLXY Daily Target ETF
368.T-REX 3X Long GME Daily Target ETF
369.T-REX 3X Long GOOG Daily Target ETF

370.T-REX 3X Long HIMS Daily Target ETF
371.T-REX 3X Long HOOD Daily Target ETF
372.T-REX 3X Long Bitcoin Daily Target ETF
373.T-REX 3X Long INTC Daily Target ETF
374.T-REX 3X Long IONQ Daily Target ETF
375.T-REX 3X Long LLY Daily Target ETF
376.T-REX 3X Long MARA Daily Target ETF
377.T-REX 3X Long META Daily Target ETF
378.T-REX 3X Long MRVL Daily Target ETF
379.T-REX 3X Long MSFT Daily Target ETF
380.T-REX 3X Long MSTR Daily Target ET,
381.T-REX 3X Long MU Daily Target ETF
382.T-REX 3X Long NBIS Daily Target ETF
383.T-REX 3X Long NFLX Daily Target ETF
384.T-REX 3X Long NVDA Daily Target ETF
385.T-REX 3X Long NVO Daily Target ETF
386.T-REX 3X Long OKLO Daily Target ETF
387.T-REX 3X Long ORCL Daily Target ETF
388.T-REX 3X Long PLTR Daily Target ETF
389.T-REX 3X Long PYPL Daily Target ETF
390.T-REX 3X Long QBTS Daily Target ETF
391.T-REX 3X Long QUBT Daily Target ETF
392.T-REX 3X Long RDDT Daily Target ETF
393.T-REX 3X Long RGTI Daily Target ETF
394.T-REX 3X Long RIOT Daily Target ETF
395.T-REX 3X Long RKLB Daily Target ET,
396.T-REX 3X Long SLV Daily Target ETF
397.T-REX 3X Long SMCI Daily Target ETF
398.T-REX 3X Long SMR Daily Target ETF
399.T-REX 3X Long SOFI Daily Target ETF
400.T-REX 3X Long SOUN Daily Target ETF
401.T-REX 3X Long TEM Daily Target ETF
402.T-REX 3X Long TSLA Daily Target ETF
403.T-REX 3X Long TSM Daily Target ETF
404.T-REX 3X Long UBER Daily Target ETF
405.T-REX 3X Long UNH Daily Target ETF
406.T-REX 3X Long UPST Daily Target ETF
407.T-REX 3X Long MAGS Daily Target ETF
408.T-REX 3X Long GRNY Daily Target ETF
409.REX-Osprey™ TOP 10 Crypto Index ETF
410.REX-Osprey™ TOP 10 EX-BTC Crypto Index ETF
411.REX-Osprey™ TOP 10 Capped Weightings Crypto Index ETF
412.REX-Osprey™ Crypto Yield ETF
413.REX-Osprey™ Canton Coin ETF
414.Hedgeye Brightside Family Office ETF

415.T-REX 2X LONG GPCR DAILY TARGET ETF
416.T-REX 2X LONG IWC DAILY TARGET ETF
417.T-REX 2X LONG LITE DAILY TARGET ETF
418.T-REX 2X LONG PAAS DAILY TARGET ETF
419.T-REX 2X LONG SNDK DAILY TARGET ETF
420.T-REX 2X LONG WLTH DAILY TARGET ETF
421.T-REX 2X LONG WVE DAILY TARGET ETF
422.T-REX 2X LONG ALMU DAILY TARGET ETF
423.T-REX 2X LONG AMPX DAILY TARGET ETF
424.T-REX 2X LONG AXTI DAILY TARGET ETF
425.T-REX 2X LONG BHP DAILY TARGET ETF
426.T-REX 2X LONG Discord DAILY TARGET ETF
427.T-REX 2X LONG ERO DAILY TARGET ETF
428.T-REX 2X LONG FER DAILY TARGET ETF
429.T-REX 2X LONG HBM DAILY TARGET ETF
430.T-REX 2X LONG COMP DAILY TARGET ETF
431.T-REX 2X LONG NU DAILY TARGET ETF
432.T-REX 2X LONG RCT DAILY TARGET ETF
433.T-REX 2X LONG RIO DAILY TARGET ETF
434.T-REX 2X LONG SATS DAILY TARGET ETF
435.T-REX 2X LONG SCCO DAILY TARGET ETF
436.T-REX 2X LONG SIL DAILY TARGET ETF
437.T-REX 2X LONG TE DAILY TARGET ETF
438.T-REX 2X LONG TECK DAILY TARGET ETF
439.T-REX 2X LONG ZETA DAILY TARGET ETF
440.Tuttle Capital Concentrated Memory Stack ETF
441.Tuttle Capital Memory Stack Income Blast ETF
442.Tuttle Capital SPY 0DTE Income & Hedge ETF
443.Tuttle Capital Innovation 100 0DTE Income & Hedge ETF
444.Porter & Company Property & Casualty Index ETF
445.Porter & Company Capital Efficiency Index ETF
446.Porter & Company Lindy Effect Index ETF
447.Porter & Company Permanent Portfolio Index ETF
448.TappAlpha Cboe Magnificent 10 Growth & Daily Income ETF
449.TappAlpha Small-Cap Growth & Daily Income ETF
450.Hedgeye Index Adds ETF
451.Tuttle Capital Heavy Asset Low Obsolescence ETF
452.Tuttle Capital Pure Play Photonics ETF
453.Tuttle Capital Photonics Income Blast ETF
454.Tuttle Capital Equity Plus Tail Risk ETF
455.T-REX 2X Long SpaceX Daily Target ETF
456.T-REX 2X Long Anthropic Daily Target ETF
457.T-REX 2X Long Anduril Daily Target ETF
458.T-REX 2X Long Figure AI Daily Target ETF
459.T-REX 2X Long SK HYNIX Daily Target ETF

460.T-REX 2X LONG Viva Republica DAILY TARGET ETF
461.T-REX 2X LONG VSAT DAILY TARGET ETF
462.T-REX 2X LONG VIAV DAILY TARGET ETF
463.T-REX 2X LONG TSEM DAILY TARGET ETF
464.T-REX 2X LONG TER DAILY TARGET ETF
465.T-REX 2X LONG JBL DAILY TARGET ETF
466.T-REX 2X LONG FSLY DAILY TARGET ETF
467.T-REX 2X LONG DOCN DAILY TARGET ETF
468.T-REX 2X LONG CIEN DAILY TARGET ETF
469.T-REX 2X LONG AKAM DAILY TARGET ETF
470.T-REX 2X LONG XOVR DAILY TARGET ETF
471.T-REX 2X LONG ROBO DAILY TARGET ETF
472.T-REX 2X LONG KOID DAILY TARGET ETF
473.T-REX 2X LONG EUAD DAILY TARGET ETF
474.T-REX 2X LONG DRNZ DAILY TARGET ETF
475.T-REX 2X LONG DRAM DAILY TARGET ETF
476.T-REX 2X LONG SIVE DAILY TARGET ETF
477.T-REX 2X LONG Hanwha Aerospace DAILY TARGET ETF
478.T-REX 2X LONG Hyundai DAILY TARGET ETF
479.T-REX 2X LONG Samsung DAILY TARGET ETF
480.T-REX 2X LONG Metaplanet DAILY TARGET ETF
481.T-REX 2X LONG Nintendo DAILY TARGET ETF
482.T-REX 2X LONG Softbank DAILY TARGET ETF
483.T-REX 2X LONG AEHR DAILY TARGET ETF
484.T-REX 2X LONG AMSC DAILY TARGET ETF
485.T-REX 2X LONG BB DAILY TARGET ETF
486.T-REX 2X LONG FLEX DAILY TARGET ETF
487.T-REX 2X LONG GRAB DAILY TARGET ETF
488.T-REX 2X LONG LWLG DAILY TARGET ETF
489.T-REX 2X LONG MXL DAILY TARGET ETF
490.T-REX 2X LONG NOK DAILY TARGET ETF
491.T-REX 2X LONG OSS DAILY TARGET ETF
492.T-REX 2X LONG PENG DAILY TARGET ETF
493.T-REX 2X LONG PURR DAILY TARGET ETF
494.T-REX 2X LONG SHMD DAILY TARGET ETF
495.T-REX 2X LONG TEAM DAILY TARGET ETF
496.T-REX 2X LONG TTMI DAILY TARGET ETF
497.T-REX 2X LONG VECO DAILY TARGET ETF
498.T-REX 2X LONG WOLF DAILY TARGET ETF
499.T-REX 2X Inverse DRAM Daily Target ETF